THIS CONFORMING PAPER FORMAT DOCUMENT IS BEING
                SUBMITTED PURSUANT TO RULE 901(d) OF REGULATION S-T
                                 UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                  FORM 8-K


                               CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

     Date  of  Report  (Date  of earliest  event reported): January 30, 1996


                         COLLINS INDUSTRIES, INC.
          (Exact name of registrant as specified in its charter)

                                Missouri
             (State or other jurisdiction of incorporation)

                0-12619                         43-0985160
      Commission  File  Number        (IRS Employer Identification No.)

             421 East 30th Avenue, Hutchinson, Kansas  67502
      (Address of principal executive offices)        (Zip Code)


     Registrant's  telephone  number,  including  area code (316) 663-5551     .


                                     N/A
    (Former name or former address, if changed since last report)



    11022959


     Item 5.   Other Events.

     On January 27, 1996 the Board of Directors of Collins Industries, Inc. extended the expiration date of its outstanding warrants to purchase
     common stock.   These warrants,  which were to expire on February  29,
     1996, were  extended  for a one-year period to  February  28, 1997.

     The exercise price of $9.75 remained unchanged. Each warrant outstanding may be exercised to purchase 1.25 shares of Collins Industries, Inc. common stock.

     The warrants were issued in conjunction with a public units offering in November, 1984. At January 1, 1996, there were 479,999 warrants outstanding. These are the only warrants to purchase common stock of the Company, which are presently outstanding.



                                     SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   COLLINS INDUSTRIES, INC.


                                   By:    /s/  Larry  W. Sayre
                                          Larry W. Sayre
                                          Vice President - Finance and
                                          Chief Financial Officer


      Date:     February 6, 1996





                                 EXHIBIT INDEX

         Exhibit                  Description                     Page

            1           Press release dated January 30, 1996        1







                                                              Exhibit 1

       NEWS RELEASE


       FOR IMMEDIATE RELEASE:                 CONTACT: Larry W. Sayre
                                              Vice President - Finance & CFO
                                              Telephone: (316) 663-5551


      Hutchinson,  Kansas,  January  30,  1996 ......Collins Industries, Inc.
      (Nasdaq:  "COLL") announced   the extension  of  the expiration date of
      its outstanding warrants to purchase common stock. These warrants, which were to expire on February 29, 1996, have been extended for a one-year period to February 28, 1997.

      The exercise price of $9.75 remains unchanged. Each warrant outstanding may be exercised to purchase 1.25 shares of Collins Industries, Inc. common stock.

      The warrants were issued in conjunction with a public units offering in November, 1984. At January 1, 1996, there were 479,999 warrants outstanding. These are the only warrants to purchase common stock of the Company, which are presently outstanding.

      Collins Industries, Inc. is a leading manufacturer of ambulances, small school buses, commercial buses, terminal trucks and wheelchair lifts and accessories for the handicapped. The Company sells its products direct and to distributors and dealers throughout the United States and, to a lesser extent, abroad.